REF CONTROL NO.
                   AREA COORDINATOR APPLICATION AND AGREEMENT


COMPLETION INSTRUCTIONS
PLEASE FILL OUT BOXED AREA NEATLY MAKING SURE NOT TO WRITE OUTSIDE OF BOXES AS SHOWN TO ENSURE PROPER PROCESSING OF YOUR INFORMATION COMPLETE AS SHOWN IN BLACK OR BLUE INK AND PRINT IN CAPITAL LETTERS

PLEASE 3 CHECK TO INDICATE  AREA:

           COORDINATOR TYPE
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           EXCEL REPRESENTATIVE
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           INDEPENDENT
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HOME TELEPHONE NUMBER


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BUSINESS TELEPHONE NUMBER


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APPLICANT'S EXCEL ID#
The following number will serve as your Excel identification number on all documentation. If you are joining Excel as an individual Area Coordinator, fill in your Social Security Number. If you are joining Excel as a business, fill in your FEDERAL EMPLOYER'S IDENTIFICATION NUMBER.


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LAST NAME


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FIRST NAME


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COMPANY NAME (Enter company name only if company is to receive fee)


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MAILING ADDRESS (This will be your shipping address for all  correspondence  and kits. P.O. Boxes cannot be used)


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CITY


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STATE


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ZIP CODE


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SPONSOR'S EXCEL ID#


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SPONSOR'S LAST NAME


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SPONSOR'S FIRST NAME


AREA COORDINATOR MATERIAL/TRAINING PACKAGE

     I am purchasing the Area Coordinator Training Opportunity for $345 ---- (Residents of Louisiana, Utah and Washington pay $295; and residents of
     Oklahoma and South Dakota pay $249.)


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SIGNATURE



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DATE


I hereby submit my application to become an Excel Communications Marketing, Inc. ("Excel") Area Coordinator, in accordance with the terms and conditions contained in this Agreement, the Excel Policies and Procedures which are incorporated herein, and all guidelines which may be established by Excel and provided in writing to the Area Coordinator. I understand that I may cancel the purchase of this training opportunity within 10 days of the date of this agreement by sending written notice to Excel of such cancellation.


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APPLICANT'S SIGNATURE


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DATE


PLEASE INDICATE KIT OPTION CHOSEN ABOVE

     $345 (Residents of Louisiana,  Utah and  Washington pay $295; and residents
 ----      of Oklahoma and South Dakota pay $249.)


PLEASE CHECK PAYMENT METHOD

               CHECK               CASHIER'S CHECK               MONEY ORDER
---------------     ---------------               ---------------

MAKE PAYABLE TO:EXCEL COMMUNICATIONS MARKETING, INC.

               CHECK NUMBER        MONEY ORDER
---------------            --------


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RECEIVED BY



WHITE - EXCEL               YELLOW - SPONSOR              PINK - REPRESENTATIVE

(BACK)
                                      TERMS

1. I, the undersigned applicant, am at least 18 years of age and therefore of legal age in the state in which this Agreement has been executed by me and understand that this Agreement is not binding until receipt and acceptance by Excel at its home office in Dallas, Texas. I agree that my relationship with Excel as an AC is that of a contracting independent contractor and that I alone determine the nature and extent of my hours, activities and training to be conducted by me. I am not an agent, legal representative, or employee of Excel and I will not represent that I am otherwise to any third party. I am responsible for the payment of all federal and state self-employment taxes and any other tax required under any federal, state, or regulatory or taxing agency. If a Texas resident, I will remit applicable sales taxes with each literature and sales aids order.

2. I understand that in order to become an Area Coordinator (sometimes referred to herein as "AC"), I do not have to also be an Excel Independent Representative.

3. I agree to abide by and act in accordance with the Excel Policies and Procedures which are incorporated into and made a part of this Agreement, together with all changes thereto.

4. I understand that I may not make purchases, or enter into any agreements that will bind Excel or its suppliers in any way whatsoever.

5. I agree, in carrying out the duties and responsibilities set forth in this Agreement, that I will use only materials provided to me by Excel unless I receive prior written approval from Excel. I agree that all expenses incurred arising out of the performance of this Agreement will be my sole responsibility.

6. I understand that without prior approval in writing from Excel, I may not create audio or video recordings, develop materials, or place advertisements of any kind, for use in soliciting or attracting customers and/or Independent Representative and/or Area Coordinators. Area Coordinators may not make purchases from Excel, of all types whatsoever, in excess of $495.00 during the first six (6) months of this Agreement if the Area Coordinator is a resident of the states of North Dakota, Indiana, Michigan or West Virginia.

7.   I  agree  that  I  will  not   divulge  the   business   secrets  of  Excel
     Communications, Inc., Excel Telecommunications, Inc. or any of their subsidiaries, collectively "Excel" to third persons, in whole or in part nor shall I utilize such business secrets for any business or commercial purpose, alone or in conjunction with others. The term "business secrets" as utilized in this agreement shall mean, but not by way of limitation, the names and addresses of Excel Independent Representatives and Area Coordinators and all lists associated therewith; the present and planned products, services, and pricing thereof of Excel; the present and future organizational, compensation and sales programs of Excel; and financial information and data concerning Excel, its officers, directors, employees and shareholders.

8. I understand this Agreement is non-transferable and that I will not authorize any person to act on my behalf or in my place without prior written consent from Excel.

9. I agree to train Excel Independent Representatives in accordance with the guidelines established by Excel using only the training presentation that has been developed by Excel.

10. Excel hereby licenses Area Coordinator to utilize the registered trademark of "EXCEL" during the term of and in the performance of Area Coordinator's activities pursuant to this Agreement, subject to the terms and conditions of this Agreement and the Excel Policies and Procedures.

11.  I agree to file reports as may be required by Excel.

12. I understand that I have authorization from Excel to function as an Area Coordinator. I also understand that Excel reserves the right to appoint more than one Area Coordinator within the same area.

13. I agree that I will refer IRs who live outside my geographic area to the nearest local Area Coordinator in whose area the IR resides.

14. I UNDERSTAND THAT NO PORTION OF THE PURCHASE PRICE OF THIS AC PACKAGE IS REFUNDABLE AFTER TEN (10) DAYS FROM DATE OF THIS AGREEMENT. CANCELLATION MUST BE POSTMARKED/RECEIVED BY EXCEL NO LATER THAN MIDNIGHT OF THE TENTH DAY SUBSEQUENT TO THE DATE OF OVERNIGHT DELIVERY SERVICE OR WESTERN UNION TELEGRAM TO: EXCEL COMMUNICATIONS MARKETING, INC., CUSTOMER RELATIONS, P.O. BOX 650582, TXCR0012, DALLAS, TEXAS 75265-0582. VERBAL CANCELLATION REQUESTS AND CANCELLATION REQUESTS MADE TO AN EXCEL INDEPENDENT REPRESENTATIVE WILL NOT BE ACCEPTED. Special refund provisions apply to Georgia residents who are also Excel Independent Representatives. Please call Excel Representative Services for details.

15. AC understands and agrees that it is the policy of Excel that all ACs shall attend an AC training seminar at least once during each annual term of this Agreement commencing with the second annual term hereof. ACs shall attend a regional training seminar at least once during each annual term of this Agreement unless excused therefrom for good cause by Excel. At or prior to the commencement of each annual term of this Agreement, AC shall be required to pay a fee to Excel of $100. Failure to attend a requested training seminar without excuse shall entitle Excel, at its option, to terminate this AC Agreement.

16.  I understand that I will receive compensation from Excel as follows:

     A. I will receive a one-time forty ($40.00) dollar Training Fee for each new IR (who purchases Management Services) I personally train, subject to the following restrictions:

     (1) For me to receive credit for a given Management Services Training Bonus, no later than 7 days following the training date, Excel must receive the fully completed MR Training Invoice and Verification Report. Excel must also have received payment for the Management Services under which training was provided.

     (2) I agree that I will receive no compensation for training an IR who has previously attended a training class, or for training an IR who resides outside my geographic area, unless I do his/her initial training.

17. I may terminate this Agreement for any reason, at any time by giving Excel not less than (30) days written notice at its address listed on the front of this form. Excel may withdraw my Area Coordinator status or terminate this Agreement pursuant to its Policies and Procedures or in the event that I breach any part of this Agreement.

18. This Agreement is governed under the laws of the State of Texas. The parties agree that any claim, dispute, or other difference between them shall be exclusively resolved by binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association with arbitration to occur at Dallas, Texas. (For Louisiana resident Representatives, arbitration is held in New Orleans, Louisiana.)

19. All correspondence should be sent to Excel Communications Marketing, Inc., P.O. Box 650582, Dallas, Texas, 75265-0582. Any overnight packages or certified mail should be addressed to: EXCEL COMMUNICATIONS MARKETING, INC., 16675 ADDISON ROAD, ADDISON, TX 75248.

20. Area Coordinator represents and affirms to Excel that he has not received any representation or statement from Excel or any other person, upon which he has relied in entering into this Agreement, to the effect that:

     I. the Area Coordinator's business may, can, or will generate income, or be profitable.

     II. any investment in training, product and/or sales aids or otherwise or any portion thereof may be earned back to Area Coordinator through the operation of the Area Coordinator position.

     III.any present market exists for Excel training which is the subject matter of this Area Coordinator Application and Agreement or that a guaranteed market exists for Excel training.

     IV. Excel will buy back any purchased inventory, or otherwise make up any financial losses which the Area Coordinator may incur.

     V. Excel or any person acting on behalf of Excel has outlets or sales for Excel training or will assist an Area Coordinator in obtaining outlets or sales for Excel training.

     VI. any person acting on behalf of Excel will provide in whole or in part any marketing programs or systems to be followed in the provision of Excel training by an Area Coordinator.

     VII.an Area Coordinator and/or this Agreement have been filed with, registered with, or otherwise accepted or approved by any state or federal office, department or authority.

     VIII.to have knowledge of the market and that the market demand will enable the Area Coordinator to earn a profit from the business opportunity.

     IX. locations will be provided or assistance be given in the finding of locations for the use or operations of the Area Coordinator position.

     X. becoming or remaining an Independent Representative of Excel is required to become or remain an Area Coordinator. (The Sales Representative position is unrelated and is available separately at no cost.)